NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED	12 Months Ended
Dec. 31, 2017
Accounting policies, changes in accounting estimates and errors [Abstract]
NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED
NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED:

Revenues from contracts with customers
In May 2014, the IASB released IFRS 15, Revenue from Contracts with Customers, which establishes principles for reporting and disclosing the nature, amount, timing, and uncertainty of revenue and cash flows arising from an entity’s contracts with customers. The core principle of IFRS 15 is that an entity recognizes revenue to depict the transfer of promised goods or services to customers in an amount that reflects the consideration to which an entity expects to be entitled in exchange for those goods and services.

IFRS 15 provides a single model in order to depict the transfer of promised goods or services to customers and supersedes IAS 11, Construction Contracts, IAS 18, Revenue, and a number of revenue-related interpretations (IFRIC 13, Customer Loyalty Programmes, IFRIC 15, Agreements for the Construction of Real Estate, IFRIC 18, Transfers of Assets from Customers, and SIC-31, Revenue - Barter Transactions Involving Advertising Services). The standard prescribes a five-step approach to revenue recognition: (1) identify the contracts with the customer; (2) identify the separate performance obligations in the contracts; (3) determine the transaction price; (4) allocate the transaction price to separate performance obligations; and (5) recognize revenue when, or as, each performance obligation is satisfied. New disclosures about the nature, amount, timing, and uncertainty of revenue and cash flows arising from contracts with customers are also required. IFRS 15 is effective for the Company’s fiscal year beginning on January 1, 2018, and can be applied retrospectively to each prior reporting period presented (full retrospective method) or retrospectively with the cumulative effect of initially applying the standard recognized as an adjustment to opening retained earnings at the date of initial adoption (modified retrospective method). Upon transition, an entity can elect to apply IFRS 15 with or without certain practical expedients.

The Company has reviewed the new standard against its existing accounting policies and practices, including reviewing standard purchase orders, invoices, shipping terms, and contracts with customers, including discount arrangements, within its significant revenue streams in order to assess any terms that can represent additional performance obligations and to evaluate transaction price considerations. The majority of the Company’s contracts with customers are contracts in which the sale of finished products is generally expected to be the only performance obligation. The Company has concluded that the revenue recognition occurs at a point in time when control of the asset is transferred to the customer, generally upon shipment of products to customers, consistent with its current practice. Some contracts with customers provide incentive programs, including discounts, promotions, advertising allowances, and other volume-based incentives. Currently, the Company recognizes revenue from the sale of goods measured at the fair value of the consideration received or receivable,
4. NEW ACCOUNTING STANDARDS AND INTERPRETATIONS NOT YET APPLIED (continued):

Revenues from contracts with customers (continued):

net of provisions for customer incentives and for sales returns. Such incentives give rise to variable consideration under IFRS 15, which is also estimated at contract inception.

The Company will adopt the new standard in the first quarter of fiscal 2018 using the modified retrospective transition method. The Company has concluded that the new guidance under IFRS 15 will not have a material impact on recognition and amounts in its consolidated financial statements. The Company expects to record a non-cash adjustment to reduce retained earnings by less than $2.0 million at January 1, 2018 on initial adoption, representing the gross margin on estimated net sales for which revenue recognition should be delayed under the guidance of IFRS 15. The Company is completing the assessment of the overall impact on the Company’s disclosures and is addressing any system and process changes necessary to compile the information to meet the recognition and disclosure requirements of the new guidance starting in the first quarter of fiscal 2018.

Financial Instruments
In July 2014, the IASB issued IFRS 9 (2014), Financial Instruments. IFRS 9 (2014) differs in some regards from IFRS 9 (2013), which the Company early adopted effective March 31, 2014. IFRS 9 (2014) includes updated guidance on the classification and measurement of financial assets. The final standard also amends the impairment model by introducing a new expected credit loss model for calculating impairment and new general hedge accounting requirements. The mandatory effective date of IFRS 9 (2014) is for annual periods beginning on or after January 1, 2018. IFRS 9 (2014) must be applied retroactively; however, it contains significant exemptions from retroactive application for the classification and measurement requirements of the new standard, including impairment. The Company expects to record a non-cash adjustment of approximately $1.0 million to reduce retained earnings at January 1, 2018, as a result of the adoption of IFRS 9 (2014), reflecting additional allowance for doubtful accounts from the new expected credit loss model.

Leases
In January 2016, the IASB issued IFRS 16, Leases, which specifies how an entity will recognize, measure, present, and disclose leases. The standard provides a single lessee accounting model, requiring lessees to recognize assets and liabilities for all leases unless the lease term is twelve months or less, or the underlying asset has a low monetary value. Lessors continue to classify leases as operating or finance, with IFRS 16’s approach to lessor accounting substantially unchanged from its predecessor, IAS 17. IFRS 16 applies to annual reporting periods beginning on or after January 1, 2019, with earlier adoption permitted only if IFRS 15, Revenue from Contracts with Customers, has also been applied. The Company will adopt the new standard in the first quarter of fiscal 2019, and expects to use the modified retrospective transition method. The Company expects that the initial adoption of IFRS 16 will result in approximately $120 million of operating lease liabilities (primarily for the rental of premises), being recognized in the consolidated statement of financial position, with a corresponding right-of-use asset being recognized. The Company also expects a decrease of its operating lease costs, offset by a corresponding increase of its financial expenses and depreciation and amortization resulting from the changes in the recognition, measurement and presentation requirements. However, no significant impact on net earnings is expected at this time.

Uncertain Income Tax Treatments
In June 2017, the IASB issued IFRIC 23, Uncertainty Over Income Tax Treatments, which clarifies how to apply the recognition and measurement requirements in IAS 12, Income Taxes, when there is uncertainty regarding income tax treatments. The Interpretation addresses whether an entity needs to consider uncertain tax treatments separately, the assumptions an entity should make about the examination of tax treatments by taxation authorities, how an entity should determine taxable profit and loss, tax bases, unused tax losses, unused tax credits and tax rates, and how an entity considers changes in facts and circumstances in such determinations. IFRIC 23 applies to annual reporting periods beginning on or after January 1, 2019, with earlier adoption permitted. The Company is currently evaluating the impact of the adoption of IFRIC 23 on the consolidated financial statements.